                                                                EXHIBIT 10.20



                         REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of July 23, 1991, between Educational Medical, Inc., a Delaware corporation (the "Company") and the persons named on Schedules I and II attached to this Agreement (each of such persons being referred to individually as an "Investor" and collectively referred to as the "Investors").

                             PRELIMINARY STATEMENT

         The Company and the Investors named on Schedule I (the "Preferred Stock Investors") are parties to the Stock Purchase Agreement dated March 31, 1988, the Warrant Purchase Agreement dated March 31, 1988, the Note and Warrant Purchase Agreement dated March 31, 1988 and the Letter Agreements dated November 14, 1989 (collectively the "Preferred Stock Agreements") Pursuant to the Preferred Stock Agreements, the Company has issued Preferred Stock, Warrants to purchase Preferred Stock, Common Stock, and Warrants to purchase Common Stock (collectively the "Preferred Stock Investors' Securities") to the Preferred Stock Investors in the amounts set forth opposite each of their names on Schedule I.

         The Company and the Investors "named on Schedule II (the "Warrant Investors') are parties to the Securities Purchase Agreement dated as of July 23, 1991 (the "Purchase Agreement"), pursuant to which the Company has agreed, among other things, to issue to the Investors an aggregate of 4,000 units (the "Units"), each Unit comprising (i) $1,000 principal amount of 12.5% Senior Subordinated Promissory Notes of the Company in the aggregate principal amounts set forth on the respective Purchaser Schedule attached to the Purchase Agreement (the "Notes") and (ii) warrants (the "Warrants") to purchase 200 shares of common stock (the "Warrant Shares") all in the amounts set forth opposite of their names on Schedule II.

         The Preferred Stock Investors have been granted certain registration rights with respect to the Preferred Stock Investors' Securities pursuant to the Preferred Stock Agreements. The Company has agreed to grant certain registration rights to the warrant Investors with respect to the Warrants. The Investors have agreed to enter into this single Agreement with the Company setting forth their respective registration rights, replacing the related provisions of the Preferred Stock Agreements.

         In connection with the acquisition of Meadows College of Business, the Company issued a single parent fixed rate secured promissory note dated October 13, 1989 (the "Meadows Note") which provides for the contingent issuance of Common Stock (the "Meadows Common Stock") in connection with an Initial Public Offering. The Meadows Note contains certain registration rights relating to the Meadows Common Stock, and the Investors have agreed to accommodate the exercise of such rights in this Agreement.

                                                                     EXECUTION A

         1.      Definitions.

         For purposes of this Agreement, the capitalized terms used in the Preliminary Statement shall have the meanings given to them in such statement; in addition, as used in this Agreement the following terms shall have the following meanings, in all cases unless the context otherwise requires:

         (a) Commission: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         (b)     Common Stock:  The Common Stock of the Company.

         (c)     Company:  As defined in the recital paragraph hereof.

         (d)     Exchange Act:  The Securities Exchange Act of 1934.

         (e) Person: An individual, a partnership, a joint venture, a corporation, a trust, an unincorporated association or a government or any department or agency thereof.

         (f) Registrable Common Stock: The shares of the Company's Common Stock included in the Restricted Securities or issuable with respect to the Restricted Securities.

         (g) Restricted Securities: The Preferred Stock Investors' Securities, the Warrants, and any shares of capital stock received in respect of them, whether by reason of their exercise, a stock split or share reclassification, a stock dividend, or otherwise. As to any particular Restricted Securities, once issued such securities shall cease to be Restricted Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding. The term "holder of Restricted Securities" shall mean a holder of Warrants, a holder of the Preferred Stock Investors Securities, a holder of shares of Common Stock issued pursuant to the exercise or otherwise issued as described in the first sentence of this definition. Wherever in this Agreement reference is made to a percentage or a majority (by number of shares) of Registrable Common Stock or Restricted Securities, the term "number of shares" shall mean and include both issued and issuable shares.

         (h) Registration Expenses: All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and

                                                                     EXECUTION A


delivery expenses, the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, reasonable fees and disbursements of not more than one counsel for the holders of Restricted Securities requesting registration hereunder, premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of the Registrable Common Stock being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes applicable to Registrable Common Stock sold by Investors, which costs shall be borne in each case by such Investors.

         (i)     Securities Act:  The Securities Act of 1933, as amended.

         2.      Restrictions on Transfer.

         (a) Not Transferable. The Preferred Stock Investors and the Warrant Investors each agree that the Restricted Securities shall not be transferable except upon the conditions specified in this Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act in respect of their transfer.

         (b) Legends. In addition to any other legends such certificates may bear, each certificate for the Restricted Securities, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Section 2
(c) be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND SUCH LAWS AND RESPECTIVE RULES AND REGULATIONS THEREUNDER.
         THE SECURITIES ARE ALSO SUBJECT TO COMPLIANCE WITH CONDITIONS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF JULY 23, 1991 AMONG THE COMPANY AND CERTAIN OTHER PARTIES. NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY."

         (c) Notice of Transfer. The holder of any Restricted Securities, by acceptance thereof agrees, that prior to any transfer of any Restricted Securities, such holder will give written notice

                                                                     EXECUTION A


to the Company of such holder's intention to effect such transfer and to comply in all other respects with the provisions of this Section 2. Each such notice shall describe the manner and circumstances of the proposed transfer and shall be accompanied by (a) the written opinion, addressed to the Company, of counsel for the holder of Restricted Securities (which counsel shall be reasonably satisfactory to the Company), as to whether in the opinion of such counsel (which opinion shall be reasonably satisfactory to counsel to the Company) such proposed transfer involves a transaction requiring registration of such Restricted Securities under the Securities Act, and (b) in the case of Registrable Common Stock, if in the opinion of such counsel such registration is required, a written request addressed to the Company by the holder of such Registrable Common Stock or Restricted Securities convertible or exercisable into Registrable Common Stock, describing in detail the proposed method of disposition and requesting the Company to effect the registration of the offering of such Registrable Common Stock pursuant to the terms and provisions of Sections 3 or 4 hereof, as the case may be; provided, however, that in the case of any holder of Restricted Securities which is a partnership or corporation, no such opinion of counsel shall be necessary for a transfer by such holder to a partner of such holder, or a retired partner of such holder who retires after the date hereof, or the estate of any such partner or retired partner, or by such corporation to another corporation controlling, controlled by, or under common control with, such corporation, or in the case of any individual holder, upon his death for a transfer to any of his beneficiaries or estate, if the transferee agrees in writing to be subject to the terms of this
Section 2 to the same extent as if such transferee were originally a signatory to this Agreement; provided further, however, that no such opinion shall be required in connection with a transaction complying with the requirements of Rule 144 (as amended from time to time) promulgated under the Securities Act (or successor Rule thereto), subject to confirmation by counsel to the Company that such transaction complies with the requirements of Rule 144. If in the opinion of such counsel (if such opinion is required hereunder) the proposed transfer of Restricted Securities may be effected without registration under the Securities Act, the holder of Restricted Securities shall thereupon be entitled to transfer Restricted Securities in accordance with the terms of the notice delivered by it to the Company. Each certificate or other instrument evidencing the securities issued upon the transfer of any Restricted Securities (and each certificate or other instrument evidencing any untransferred balance of such securities) shall bear the legend set forth in Section 2 (b) hereof unless (a) in the opinion of counsel to the Company registration of future transfer is not required by the applicable provisions of the Securities Act or
(b) the Company shall have waived the requirement of such legend; provided, however, that such legend shall not be required (i) on any certificate or other instrument evidencing the securities issued upon such transfer in the event such transfer shall be made in compliance with the requirements of Rule 144 (as amended from time to time) promulgated under the Securities Act (or successor Rule thereto) or (ii) on any certificate or other instrument which is immediately resaleable under Rule 144(k) (or any successor rule thereto). The holder of Restricted Securities shall not transfer such Restricted Securities until such opinion of counsel has been given to the Company, unless waived by the Company or unless such opinion is not required in accordance with the provisions of this Section or until registration of sale of the Registrable Common Stock involved in the above-mentioned request has become effective under the Securities Act.

                                                                     EXECUTION A


         3. Required Registration. If at any time the Company shall be requested by any holder or holders of not less than (x) 25% (by voting power) of the outstanding Restricted Securities issued to the Preferred Stock Investors (each such request called a "Preferred Stock Investors Section 3 Request") or (y) 50% (by voting power) of the outstanding Restricted Securities issued to the Warrant Investors (each such request called a "Warrant Investors
Section 3 Request") (in each case assuming all of the related outstanding securities that are convertible into or exercisable for Registrable Common Stock have been converted into or exercised for the maximum number of shares of Common Stock into or for which such securities are then convertible or exercisable) to effect the registration under the Securities Act of the sale of Registrable Common Stock, the Company shall promptly give written notice of such proposed registration to all holders of outstanding Restricted Securities, and thereupon the Company shall promptly use its best efforts to effect the registration under the Securities Act of the Registrable Common Stock that the Company has been requested to register for disposition described (i) in the request of said holder or holders of Restricted Securities and (ii) in any response, which response is received from the holders of Restricted Securities within 30 days after the giving of the written notice to the other holders of Registrable Common Stock by the Company; provided, however, that the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

         (a) the Company shall not be obligated to file and cause to become effective more than (x) up to two registration statements in which Registrable Common Stock is registered under the Securities Act pursuant to this Section 3 and effectively sold thereunder pursuant to a Preferred Stock Investors Section 3 Request and (y) up to two registration statements in which Registrable Common Stock is registered under the Securities Act pursuant to this Section 3 and effectively sold thereunder pursuant to a Warrant Investors Section 3 Request, nor any registration statement within a period of six months after a prior registration statement under this Section 3 or under Section 4 in which Registrable Common Stock was included or with respect to which the holders of Restricted Securities did not request inclusion.

         (b) anything contained herein to the contrary notwithstanding, with respect to each registration requested pursuant to this Section 3, the Company may include in such registration any authorized but unissued shares of Common Stock for sale by the Company or any issued and outstanding shares of Common Stock for sale by others; provided, however, that if the number of shares of Common Stock so included pursuant to this clause (b) exceeds the number of Registrable Common Stock registered by the holder or holders of outstanding Restricted Securities requesting such registration, then such registration shall be deemed to be a registration in accordance with and pursuant to Section 4; provided further, however, that the inclusion of such previously authorized but unissued shares by the Company or issued and outstanding shares of Common Stock by others in such registration shall not prevent the holder or holders of outstanding Restricted Securities requesting such registration from registering the entire number of Registrable Common Stock requested by them and, in the event the registration is, in whole or in part, an underwritten public offering and the managing underwriter determines and advises in writing that the inclusion of all Registrable Common Stock proposed to be included in such registration and such previously authorized but unissued shares of Common Stock by the

                                                                     EXECUTION A


Company and/or issued and outstanding shares of Common Stock by persons other than the holders of Restricted Securities proposed to be included in such registration would interfere with the successful marketing (including pricing) of such securities, then the number of shares of Registrable Common Stock and such other previously authorized but unissued shares of Common Stock proposed to be included by the Company and issued and outstanding shares of Common Stock proposed to be included by persons other than the holders of Restricted Securities shall be reduced, first, rata among the Company and the holders of shares of Common Stock other than the holders of Restricted Securities and the holders of "the Meadows Common Stock, if included, and thereafter, if necessary, rata among the holders of Restricted Securities and the Meadows Common Stock, (based upon the number of shares of Common Stock which each such person proposes to include in such offering).

         4. Incidental Registration. If the Company at any time proposes for any reason to register any of its securities under the Securities Act (other than pursuant to a registration statement on Form 5-4 or 5-8 or similar or successor form or another form which is not available for registering Registrable Common Stock for sale to the public), it shall each such time promptly give written notice to all holders of outstanding Restricted Securities of its intention so to do, and, upon the written request, given within 30 days after receipt of any such notice, of the holder of any such Restricted Securities to register any Registrable Common Stock (which request shall specify the Registrable Common Stock intended to be sold or disposed of by such holders and shall state the intended method of disposition of such Registrable Common Stock by the prospective seller), the Company shall use its best efforts to cause all such Registrable Common Stock to be registered under the Securities Act promptly upon receipt of the written request of such holders for such registration, all to the extent required to permit the sale or other disposition (in accordance with the intended methods thereof, as aforesaid) by the prospective seller or sellers of the Registrable Common Stock so registered. In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request pursuant to this Section 4 to register Registrable Common Stock must specify that such shares are to be included in the underwriting (a) on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration or (b) on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances in the event that no shares of Common Stock other than Registrable Common Stock are being sold through underwriters under such registration; provided, however, that (i) if the managing underwriter determines and advises in writing that the inclusion in the underwritten public offering of (x) all Registrable Common Stock and any Meadows Common Stock proposed to be included in the underwritten public offering, (y) authorized but unissued shares of Common Stock to be offered by the Company other than shares to be issued pursuant to the exercise of options, rights, or warrants to purchase Common Stock or the conversion of other securities convertible into Common Stock, and (z) other shares of Common Stock proposed to be included therein by Persons other than holders of Restricted Securities or the Meadows Common Stock (shares of Common Stock included in preceding clauses (y) and (z) are called the "Other Shares"), would interfere with the successful marketing (including pricing) of such securities, then the number of shares of Registrable Common Stock, Meadows Common Stock and Other Shares to be included in such underwritten

                                                                     EXECUTION A


public offering shall be reduced, first, rata among the holders of Other Shares, and secondly if necessary, rata among the holders of Registrable Common Stock and the Meadows Common Stock, based upon the number of shares of Registrable Common Stock and Meadows Common Stock requested by the holders thereof to be registered in such underwritten public offering and (ii) in each case those shares of Common Stock which are excluded from the underwritten public offering and all shares of Common Stock held by the Investors shall be withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering.

         If, at any time after giving written notice of its intention to register any securities pursuant to this Section 4, and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Common Stock and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Common Stock in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Common Stock entitled to do so to request that such registration be effected as a registration under
Section 3, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Common Stock, for the same period as the delay in registering such other securities. The Company will pay all Registration Expenses in connection with each registration of Registrable Common Stock requested pursuant to this Section 4.

         5. Registrations on Forms 5-2 and 5-3. The Company shall use its best efforts to qualify for registration under the Securities Act on Forms 5-2 and/or 5-3. At such time as the Company shall have qualified for the use of Forms 5-2 and/or 5-3 (or any similar form or forms promulgated under the Securities Act), the holders of Restricted Securities shall each have the right to request registrations on Form 5-2 or 5-3 (which request or requests shall be in writing, shall specify the Registrable Common Stock intended to be sold or disposed of by the holders thereof, shall state the intended method of disposition of such Registrable Common Stock by the holder(s) requesting such registration and shall relate to Registrable Common Stock having a proposed aggregate gross offering price (before "deduction of underwriting discounts and expenses of sale) of at least $500,000), and the Company shall be obligated to use its best efforts to effect such registration or registrations on Forms 5-2 and/or 5-3 (as the case may be).

         6. Granting of Registration Rights. The Company shall not, without the prior written consent of persons holding a majority (by number of shares) of the Restricted Securities then outstanding and held by the Preferred Stock Investors and the Warrant Investors, respectively, grant any rights to any persons to register any shares of capital stock or other securities of the Company if such rights could reasonably be expected to conflict with, or be on parity with, the rights of the holders of Restricted Securities granted pursuant to this Agreement.

                                                                     EXECUTION A


         7. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Common Stock pursuant to the Securities Act as provided in Sections 3 and 4, the Company will as expeditiously as possible:

         (i) prepare and (as soon thereafter as possible or in any event no later than 60 days after the end of the period within which requests for registration may be given to the Company or such longer period, not to exceed 90 days, as the Company shall in good faith require to produce the financial statements required in connection with such registration) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective, provided that the Company may discontinue any registration of its securities which are not Registrable Common Stock and, under the circumstances specified in Section 4, its securities which are Registrable Common Stock at any time prior to the effective date of the registration statement relating thereto;

         (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending the earlier of: (a) one year from the effective date; and (b) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the end of such period;

         (iii) furnish to each seller of Registrable Common Stock covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

         (iv) use its best efforts to register or qualify all Registrable Common Stock and other securities covered by such registration statement under such other securities or blue sky laws or such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foregoing corporation in any jurisdiction wherein it would not but for the requirements of this subdivision
(iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

         (v) use its best efforts to cause all Registrable Common Stock covered by such registration statement to be registered with or approved by such other governmental agencies or

                                                                     EXECUTION A


authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Common Stock;

         (vi) if an underwritten offering, furnish to each seller of Registrable Common Stock a signed counterpart, addressed to such seller (and the underwriters, if any) of

                 (a) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), of such matters that are customarily covered in an opinion of counsel including that the registration is valid and effective and which, if such registration includes an underwritten public offering, will be deemed satisfactory if in the same form and of the same substance as the opinion addressed to the underwriter, all of which is reasonably satisfactory in form and substance to such seller, and

                 (b) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, addressed to each seller, to the extent the same can be reasonably obtained, and addressed to the underwriters, if any, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other financial matters as such seller or such holder (or the underwriters, if any) may reasonably request;

         (vii) notify each seller of Registrable Common Stock covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or holder promptly prepare to furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

         (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earning statement shall satisfy the provisions of
Section 11 (a) of the Securities

                                                                     EXECUTION A


Act, and will furnish to each such seller at least two business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

         (ix) provide and cause to be maintained a transfer agent, and (if required by the applicable rules of any national securities exchange or NASDAQ) a registrar, for all Registrable Common Stock covered by such registration statement from and after a date not later than the effective date of such registration statement; and

         (x) use its best efforts to list all Registrable Common Stock covered by such registration statement on any securities exchange on which any of the Registrable Common Stock is then listed.

The Company may require each proposed seller of Registrable Common Stock as to which any registration is being effected to promptly furnish the Company, as a condition precedent to including such holder's Registrable Common Stock in any registration, such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

         Each holder of Restricted Securities agrees by acquisition of such Restricted Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vii) of this
Section 7, such holder will forthwith discontinue such holder's disposition of Registrable Common Stock pursuant to the registration statement relating to such Registrable Common Stock until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this
Section 7 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Common Stock current at the time of receipt of such notice.

         8.      Underwritten Offerings.

         (a) Requested Underwritten Offerings. If requested by the underwriters, if any, for any offering by holders of Registrable Common Stock pursuant to a registration requested under Section 3, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, to holders of more than 50% (by number of shares) of the Registrable Common Stock held by the Preferred Stock Investors and 50% (by number of shares) of the Registrable Common Stock held by the Warrant Investors, included in such registration and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 10. The holders of the Registrable Common Stock will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the

                                                                     EXECUTION A


reasonable requests of the Company regarding the form thereof, provided that nothing herein contained shall diminish the foregoing obligations of the Company. The holders of Registrable Common Stock to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Common Stock and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Common Stock. Any such holder of Registrable Common Stock shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Common Stock and such holder's intended method of distribution, any other information supplied by such holder to the Company for use in the Registration Statement and any other representation required by law.

         (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 4 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Common Stock as provided in Section 4 and subject to the provisions of Section 4, arrange for such underwriters to include all the Registrable Common Stock to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Common Stock to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Common Stock and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Common Stock. Any such holder of Registrable Common Stock shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties, or agreements regarding such holder, such holder's Registrable Common Stock and such holders intended method of distribution, any other information supplied by such holder to the Company for use in the Registration Statement and any other representation required by law.

         (c)     Holdback Agreements.

                 (i) Each holder of Restricted Securities agrees, if so required by the managing underwriter, not to effect any sale or distribution of any equity securities of the Company during the seven days prior to and the 90-day period beginning on the effective date of any underwritten registration pursuant to Section 3 or 4 hereof in which Registrable Common Stock are included (except as part of such underwritten registration)

                 (ii) The Company agrees (x) not to effect any sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities,

                                                                     EXECUTION A


during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten registration pursuant to Section 3 hereof (except as part of such underwritten registration or pursuant to registrations on Form 5-8 or any successor form), and (y) to use its best efforts to cause each holder of at least 5% of the Common Stock to agree not to effect any sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted).

         9. Expenses. All Registration Expenses shall be paid by the Company.

         10.     Indemnification.

                 (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Common Stock covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and such other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement pursuant to which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall only be required to reimburse such seller, its directors and officers and such other Person, if any, who controls such seller, for one counsel and firm of accountants unless a conflict of interest exists between such Persons; and provided further that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller specifically for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Common Stock or any other Person, if any, who controls such underwriters within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement

                                                                     EXECUTION A


or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Common Stock to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

         (b) Indemnification by the Sellers. In the event of any registration of any securities of an Investor (or any subsequent holder exercising the rights of an Investor pursuant to this Agreement, which person, is specifically called an "Investor" for purposes of the obligations contained in this Section) pursuant to Section 3 or 4 hereof, such Investor will, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 10) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or meaning alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement hereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

         (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 10, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 10, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, provided that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to and are inconsistent with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 10, the indemnifying party shall not have the right to assume the defense

                                                                     EXECUTION A


of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 10. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 10 (with appropriate modifications) shall be given by the Company and each seller of Registrable Common Stock with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

         (e) Indemnification Payments. The indemnification required by this Section 10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, subject to repayment in the event indemnification was not required by this Section 10.

         (f) Contribution. If the indemnification provided for in this Agreement shall for any reason be unavailable or insufficient to an indemnified party under Section 10(a), 10(b) or 10(d) hereof in respect to any loss, claim, damage or liability, or any action in respect thereof, or referred to therein, then each indemnifying party shall, in lieu of indemnifying such party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect (i) the relative benefits received by the Company on the one hand and the holders of the Registrable Common Stock included in the offering on the other hand, from the offering of the Registrable Common Stock, and (ii) the relative fault of the Company on the one hand and the holders of the Registrable Common Stock included in the offering on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holders of the Registrable Common Stock on the other with respect to such offering shall be deemed to be in the same proportion as the sum of the total subscription price paid to the Company in respect of the Registrable Common Stock plus the total net proceeds from the offering of the securities (before deducting expenses) received by the Company bears to the amount by which the total net proceeds from the offering of the securities (before deducting expenses) received by the holders of the Registrable Common Stock with respect to such offering exceeds the subscription price paid to the Company in respect of the Registrable Common Stock, and in each case the net proceeds received from such offering shall be determined as set forth on the table of the cover page of the prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the holders of the Registrable Common Stock, the

                                                                     EXECUTION A


intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holders of the Registrable Common Stock agree that it would not be just and equitable if contribution pursuant to this Section 10 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable consideration referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         11. Removal of Legends, Etc. Notwithstanding the foregoing provisions of this Agreement, the restrictions imposed by this Agreement upon the transferability of any Restricted Securities shall cease and terminate when
(a) such Restricted Securities are sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement or as otherwise contemplated by Section 2 hereof which does not require that the securities transferred bear any restrictive legend making reference to the Securities Act of 1933 hereof or (b) the holder of Restricted Securities has met the requirements for transfer of such Restricted Securities pursuant to subparagraph (k) of Rule 144 (as amended from time to time) promulgated by the Commission under the Securities Act. Whenever the restrictions imposed by this Agreement shall terminate, as herein provided, the holder of any Restricted Securities as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing a restrictive legend making reference to the Securities Act.

         12. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Common Stock, make publicly available other information) and will take such further action as any holder of Registrable Common Stock may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission ("Rule 144"), Upon the request of any holder of Restricted Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         13. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of 50% or more (by number of shares) of Registrable

                                                                     EXECUTION A


Common Stock held by (x) the Preferred Stock Investors and (y) the Warrant Investors, voting as separate classes. Any consent provided for in the previous sentence may be made by only the Preferred Stock Investors or Warrant Investors if, and only to the extent, such holders are the sole holders affected by such action. Each holder of any Restricted Securities at the time or thereafter outstanding shall be bound by any consent authorized by this
Section 13, whether or not such Registrable Common Stock shall have been marked to indicate such consent.

         14. Nominees for Beneficial Owners. In the event that any Registrable Common Stock are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Common Stock for purposes of any request or other action by any holder or holders of Registrable Common Stock pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Common Stock held by any holder or holders of Registrable Common Stock contemplated by this Agreement. If the beneficial owner of any Registrable Common Stock so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Common Stock.

         15. Notices. All communications provided for hereunder shall be sent by first-class mail, overnight courier or by telecopier provided that within a reasonable time a permanent copy is transmitted by any of the other methods described above and (a) if addressed to a party other than the Company, addressed to such party at such address as such party shall have furnished to the Company in writing, or (b) if addressed to any other holder of Registrable Common Stock at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Common Stock who has furnished an address to the Company, or (c) if addressed to the Company, at 1050 Cambridge Square, Suite C, Alpharetta, Georgia 30201 to the attention of the President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Common Stock at the time outstanding.

         16. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Restricted Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Restricted Securities or Registrable Common Stock required in order to be entitled to certain rights, or take certain actions, contained herein.

         17. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                                                                     EXECUTION A


         18. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

         19. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                 EDUCATIONAL MEDICAL, INC.


                                 By:
                                    ------------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


                                 STATE EMPLOYEES' RETIREMENT FUND
                                 OF THE STATE OF DELAWARE

                                 By:  Pecks Management Partners, Ltd.,
                                      its Investment Adviser

                                      By:
                                         -------------------------------------
                                           Robert J. Cresci
                                           Managing Director


                                 TRUST FOR DEFINED BENEFIT PLAN OF
                                 ICI AMERICAN HOLDINGS INC.

                                 By:  Pecks Management Partners, Ltd.,
                                      its Investment Adviser

                                      By:
                                         -------------------------------------
                                           Robert J. Cresci
                                           Managing Director


                                 SPROUT CAPITAL V


                                 By:
                                    ------------------------------------------

                                                                     EXECUTION A

                                 SPROUT TECHNOLOGY FUND, L.P.


                                 By:
                                    ------------------------------------------


                                 DLJ VENTURE CAPITAL FUND II, L.P.


                                 By:
                                    ------------------------------------------


                                 INVESTECH, L.P.


                                 By:
                                    ------------------------------------------


                                 LAWRENCE, TYRRELL, ORTALE & SMITH


                                 By:
                                    ------------------------------------------

                                                                     EXECUTION A

                                   SCHEDULE I

                        TO REGISTRATION RIGHTS AGREEMENT


  Common Stock(1):
============================================================================================================
------------------------------------------------------------------------------------------------------------
           Sprout Capital V:    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  147,483
           Sprout Technology Fund, L.P.:    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3,041
           DLJ Venture Capital Fund II, L.P.:   . . . . . . . . . . . . . . . . . . . . . . . . . . .  8,860
           LTOS:    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  159,383
           Investech:   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106,256
------------------------------------------------------------------------------------------------------------
  Preferred Stock:
------------------------------------------------------------------------------------------------------------
           Sprout Capital V:    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  353,942
           Sprout Technology Fund, L.P.:    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7,297
           DLJ Venture Capital Fund II, L.P.:   . . . . . . . . . . . . . . . . . . . . . . . . . . . 21,261
           LTOS:    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  382,500
           Investech:   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  255,000
------------------------------------------------------------------------------------------------------------
  Warrants, dated March 31, 1988, to purchase:
------------------------------------------------------------------------------------------------------------
           Sprout Capital V:                  1,221  shares of Common Stock
                                              2,929  shares of Preferred Stock

           Investech, L.P.:                     813  shares of Common Stock
                                              1,952  shares of Preferred Stock
------------------------------------------------------------------------------------------------------------
  Warrants, dated November 14, 1989, to purchase:
------------------------------------------------------------------------------------------------------------
           Sprout Capital V:                  7,376  shares of Common Stock
                                             17,704  shares of Preferred Stock

           DLJ Capital Fund II, L.P.:           444  shares of Common Stock
                                              1,064  shares of Preferred Stock

           LTOS:                              7,820  shares of Common Stock
                                             18,768  shares of Preferred Stock

           Investech, L.P.:                   5,214  shares of Common Stock
                                             12,514  shares of Preferred Stock
============================================================================================================

 (1) Plus up to 250,000 shares of Common Stock to be issued on account of accrued dividends in connection with the transactions provided for in the Purchase Agreement.

                                                                     EXECUTION A

                                  SCHEDULE II

                        TO REGISTRATION RIGHTS AGREEMENT


===========================================================================================================
                                                                          Aggregate            Warrants
                                                                          Principal               To
                                                                          Amount Of            Purchase
                                                                           Notes To            Of Shares
                                                      Note                    Be               Of Common
             Warrant Investors                   Denominations            Purchased              Stock
-----------------------------------------------------------------------------------------------------------
  TRUST FOR DEFINED BENEFIT PLAN OF ICI
  AMERICAN HOLDINGS INC.
  The Notes and Warrants shall be                                                               220,000
  registered in the name of:                       $1,100,000             $1,100,000            Shares

     Fuelship & Company
-----------------------------------------------------------------------------------------------------------
  STATE EMPLOYEES' RETIREMENT FUND OF
  THE STATE OF DELAWARE
  The Notes and Warrants shall be                                                               580,000
  registered in the name of:                       $2,900,000             $2,900,000            Shares

     NAP & Company
===========================================================================================================